UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2007, Wits Basin Precious Minerals Inc. (the “Registrant”) appointed Joe Mancuso, Ph.D., to serve as a member of Registrant’s board of directors. In 1977, Dr. Mancuso, age 66, founded The Chief Executive Officers Club, Inc., a non-profit organization with chapters in the United States and abroad that is dedicated to the continuing education of entrepreneurial managers, and has served as its Chief Executive Officer since that time. In 1977, Dr. Mancuso also founded the Center for Entrepreneurial Management, Inc., a non-profit organization. Dr Mancuso has edited or written 24 books and numerous articles on business-related topics, and has been publishing The CEO Clubs’ monthly Chief Executive Officer’s Newsletter since 1978. He is a proficient speaker, having addressed groups of up to 2,000 people in over 300 American cities and 40 foreign countries. Dr. Mancuso received a Ph. D. in Educational Administration from Boston University, an MBA from the Harvard Business School, and a degree in Electrical Engineering degree from Worcester Polytechnic Institute in Massachusetts.

In consideration of Dr. Mancuso’s agreement to serve on the board, and his future service on the board, on September 24, 2007, the Registrant awarded Dr. Mancuso a ten-year option to purchase up to 2,000,000 shares of Registrant’s common stock at an exercise price of $0.30 per share, the closing price of the Registrant’s common stock on the prior business day. The option vests in equal biannual installments of 250,000 shares each over four years, with the first installment vesting March 24, 2008. Dr. Mancuso has been appointed to the board’s compensation committee.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2007, the Registrant filed amended and restated articles of incorporation which increased the number of shares of capital stock the Registrant is authorized to issue from 150,000,000 to 300,000,000 shares, all of such additional shares constituting undesignated capital stock. The amended and restated articles also reflected a change to update the address of our current registered office and deletions to certain references in our prior articles of incorporation that were outdated and unnecessary, including references to our Series B Convertible Preferred Stock, none of which are currently outstanding, and unnecessary information relating to our initial incorporator.

A copy of our amended and restated articles of incorporation is attached hereto as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 8.01 Other Events.

The Registrant’s 2007 Annual Meeting was held on September 21, 2007 in Minneapolis, Minnesota. In addition to the approval of the amendment to Registrant’s Articles of Incorporation as described above under Item 5.03, the Registrant’s stockholders elected Mark D. Dacko, Stephen D. King, Norman D. Lowenthal and H. Vance White as directors, each to serve until the Registrant’s 2008 annual meeting of stockholders or until his successor is elected and qualified.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation (effective as of September 24, 2007).

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase any securities. An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the Registrant’s proposed merger with Easyknit, as previously disclosed by the Registrant in certain of its filings with the SEC, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF WITS BASIN ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Wits Basin. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Wits Basin and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Wits Basin’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Wits Basin, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wits Basin’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above. Information about Wits Basin’s directors and officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above, and is currently available in Wits Basin’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Wits Basin. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

The statements included in this Current Report on Form 8-K concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. This Current Report contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Such statements are valid only as of today, and we disclaim any obligation to update this information. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. These risks and uncertainties include, without limitation, the parties’ ability to consummate or terminate the merger, and other risks and uncertainties described in the Registrant’s filings from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: September 27, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation (effective as of September 24, 2007).